UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2015

Date of Report

(Date of earliest event reported)

THAT MARKETING SOLUTION, INC.

 (Exact name of registrant as specified in its charter)

NEVADA	333-184795	99-0379615
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4535 South 2300 East, Suite B

Salt Lake City, Utah  84117

 (Address of Principal Executive Offices)

(866) 731-8882

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 10, 2015, That Marketing Solution, Inc., a Nevada corporation (the “Company”), executed an Original Issue Discount Convertible Promissory Note (the “Note”) payable to Beaufort Capital Partners LLC (the “Holder”).  The Note was sold for a purchase price of $25,000, which amount shall become due and payable on May 10, 2016, or such later date as the Holder may agree in writing (the “Maturity Date”).  Absent any Event of Default (as defined in Section 3 of the Note), the Company may prepay the Note prior to the Maturity Date by paying the Holder the sum of $32,500. Upon Maturity; all overdue unpaid principal shall entail a late fee at the rate of 10% per annum.

At any time after the Maturity Date and ending on the date that the Note is no longer outstanding, the Note shall be convertible into shares of the Company’s common stock at a 42.5% discount from the lowest intra-day traded price of such common stock within the 15 days prior to the date of conversion.

Upon the occurrence of any Event of Default, the full principal balance of the Note shall become immediately due and payable at the Holder’s election and interest at the rate of 10% per annum will begin to accrue five days after such occurrence.  Such Events of Default include, but are not limited to:  (i) the Company’s failure to observe or perform any of its obligations to the Holder under the Note; (ii) the commencement of any bankruptcy case with respect to the Company or any of its subsidiaries; and (iii) the default by the Company or any subsidiary in any of their obligations under any other note or instrument.

The Note is attached hereto as Exhibit 10 and is incorporated herein by reference.  The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 of this Current Report.

Item 3.02  Unregistered Sales of Equity Securities.

See Item 1.01 of this Current Report.  The offer and sale of the Note was made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, in reliance on the Holder’s representation that it is an “accredited investor” as defined in Rule 501(a) of Regulation D.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

None; not applicable.

(b)  Pro forma financial information.

None; not applicable.

(c)  Shell company transactions.

None; not applicable.

(d)  Exhibits.

Exhibit No.

Description

10

Original Issue Discount Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THAT MARKETING SOLUTION, INC.,

a Nevada corporation

Dated:  November 20, 2015

By /s/ Darren Lopez

Darren Lopez, CEO